Glowpoint Reports Second Quarter 2018 Results

DENVER, CO, August 9, 2018 - Glowpoint, Inc. (NYSE American: GLOW), (“Glowpoint” or the “Company”), a managed service provider of video collaboration and network applications, today reported financial results for the three and six months ended June 30, 2018.

Second Quarter Financial Highlights

•	Cash of $2.7 million, working capital of $3.7 million and no debt as of June 30, 2018.

•
Revenue of $3.3 million, net loss of $1.7 million, and positive adjusted EBITDA (“AEBITDA”) of $0.1 million. Net loss includes a non-cash impairment charge on goodwill of $1.5 million. AEBITDA is a non-GAAP financial measure. See “Non-GAAP Financial Information” later in this release for a reconciliation of this non-GAAP financial measure.

•	Stockholders’ equity of $10.9 million as of June 30, 2018.

“As previously outlined in our July 18th press release, the company is actively exploring growth opportunities based on recent improvements in our financial condition. Our balance sheet remains strong, with $2.7 million of cash and no debt as of June 30, 2018, allowing us to prospect potential acquisition and/or business development initiatives,” said Glowpoint President and CEO, Peter Holst.
Glowpoint’s results from operations and financial condition are more fully discussed in our Quarterly Report on Form 10-Q for the three months ended June 30, 2018 on file with the Securities and Exchange Commission (the “SEC”).  Investors are encouraged to carefully review the Company’s Form 10-Q for a complete analysis of its results from operations and financial condition.

About Glowpoint

Glowpoint, Inc. (NYSE American: GLOW) is a managed service provider of video collaboration and network applications. Our services are designed to provide a comprehensive suite of automated and concierge applications to simplify the user experience and expedite the adoption of video as the primary means of collaboration. Our customers include Fortune 1000 companies, along with small and medium sized enterprises in a variety of industries. To learn more please visit www.glowpoint.com.

Non-GAAP Financial Information

Adjusted EBITDA (“AEBITDA”), a non-GAAP financial measure, is defined as net loss before depreciation and amortization, income tax expense, stock-based compensation, impairment charges, and interest and other expense, net. AEBITDA is not intended to replace operating loss, net loss, cash flow or other measures of financial performance reported in accordance with generally accepted accounting principles (GAAP). Rather, AEBITDA is an important measure used by management to assess the operating performance of the Company and is used in determining achievement of performance-based stock awards. AEBITDA as defined here may not be comparable to similarly titled measures reported by other companies due to differences in accounting policies. Therefore, AEBITDA should be considered in conjunction with net loss and other performance measures prepared in accordance with GAAP, such as operating loss or cash flow provided by (used in) operating activities, and should not be considered in isolation or as a substitute for GAAP measures, such as net loss, operating loss or any other GAAP measure of liquidity or financial performance. A reconciliation of AEBITDA to net loss is shown in the attached schedules.

Forward looking and cautionary statements

This press release and any oral statements made regarding the subject of this release contain forward-looking statements as defined under Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, that address activities that Glowpoint assumes, plans, expects, believes, intends, projects, estimates or anticipates (and other similar expressions) will, should or may occur in the future are forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this press release include statements regarding the relative stability of the Company’s revenue and overall financial condition and the success of any acquisitions or business development initiatives. The forward-looking statements are based on management’s current belief, based on currently available information, as to the outcome and timing of future events, and involve factors, risks, and uncertainties that may cause actual results in future periods to differ materially from such statements. Such risks include the fact that the Company has a history of net operating losses and may incur future net losses, impacts to the Company's financial statements resulting from any future asset impairment charges, the risk that the Company may not be able to introduce new products that achieve broad market acceptance or be able to compete effectively in its marketplace, and other risk factors set forth in the Company’s Annual Report on Form 10-K for the year ending December 31, 2017 and in other filings made by the Company with the SEC from time to time, including the Company’s Quarterly Report on Form 10-Q for the three months ended June 30, 2018. Any of these factors could cause Glowpoint’s actual results and plans to differ materially from those in the forward-looking statements. Therefore, Glowpoint can give no assurance that its future results will be as estimated. Glowpoint does not intend to, and disclaims any obligation to, correct, update or revise any information contained herein.

INVESTOR CONTACT:
Investor Relations
Glowpoint, Inc.
+1 303-640-3840
investorrelations@glowpoint.com
www.glowpoint.com

GLOWPOINT, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except par value, stated value and shares)
(Unaudited)

	June 30, 2018	December 31, 2017
	(Unaudited)
ASSETS
Current assets:
Cash	$2,678	$3,946
Accounts receivable, net	1,473	1,220
Prepaid expenses and other current assets	547	715
Total current assets	4,698	5,881
Property and equipment, net	1,027	1,159
Goodwill	5,575	7,750
Intangibles, net	562	626
Other assets	8	8
Total assets	$11,870	$15,424
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt	$—	$1,194
Accounts payable	303	337
Accrued expenses and other liabilities	447	1,003
Accrued sales taxes and regulatory fees	204	259
Total current liabilities	954	2,793
Long term debt, net of current portion	—	369
Total liabilities	954	3,162
Stockholders’ equity:
Preferred stock, Series A-2, convertible; $.0001 par value; $7,500 stated value; 7,500 shares authorized, 32 shares issued and outstanding and liquidation preference of $237 at June 30, 2018 and December 31, 2017	—	—
Preferred stock Series B, convertible; $.0001 par value; $1,000 stated value; 2,800 shares authorized, 375 shares issued and outstanding and liquidation preference of $375 at June 30, 2018 and 450 shares issued and outstanding and liquidation preference of $450 at December 31, 2017	—	—
Preferred stock Series C, convertible; $.0001 par value; $1,000 stated value; 1,750 shares authorized, 1,275 shares issued and outstanding and liquidation preference of $1,275 at June 30, 2018 and none at December 31, 2017	—	—
Common stock, $.0001 par value; 150,000,000 shares authorized; 47,318,000 issued and 46,485,000 outstanding at June 30, 2018 and 45,161,000 issued and 44,510,000 outstanding at December 31, 2017	5	5
Treasury stock, 833,000 and 651,000 shares at June 30, 2018 and December 31, 2017, respectively	(404)	(352)
Additional paid-in capital	184,794	183,114
Accumulated deficit	(173,479)	(170,505)
Total stockholders’ equity	10,916	12,262
Total liabilities and stockholders’ equity	$11,870	$15,424

GLOWPOINT, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS and GAAP to Non-GAAP Reconciliation
(In thousands, except per share data)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2018	2017	2018	2017
Revenue	$3,293	$3,856	$6,767	$7,936
Operating expenses:
Cost of revenue (exclusive of depreciation and amortization)	1,930	2,261	4,077	4,709
Research and development	225	292	475	579
Sales and marketing	43	160	220	300
General and administrative	1,064	862	1,962	1,878
Impairment charges	1,525	—	2,175	—
Depreciation and amortization	185	460	417	919
Total operating expenses	4,972	4,035	9,326	8,385
Loss from operations	(1,679)	(179)	(2,559)	(449)
Interest and other expense, net	(10)	(384)	(415)	(755)
Loss before income taxes	(1,689)	(563)	(2,974)	(1,204)
Income tax expense	—	(27)	—	(54)
Net loss	(1,689)	(590)	(2,974)	(1,258)
Preferred stock dividends	3	3	6	6
Net loss attributable to common stockholders	$(1,692)	$(593)	$(2,980)	$(1,264)

Net loss attributable to common stockholders per share:
Basic and diluted net loss per share	$(0.04)	$(0.02)	$(0.06)	$(0.03)

GAAP to Non-GAAP Reconciliation:
Net loss	$(1,689)	$(590)	$(2,974)	$(1,258)
Depreciation and amortization	185	460	417	919
Interest and other expense, net	10	384	415	755
Income tax expense	—	27	—	54
EBITDA	(1,494)	281	(2,142)	470
Stock-based compensation	110	116	159	280
Impairment charges	1,525	—	2,175	—
Adjusted EBITDA	$141	$397	$192	$750

GLOWPOINT, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited and in thousands)

	Six Months Ended June 30,
	2018	2017
Cash flows from operating activities:
Net loss	$(2,974)	$(1,258)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	417	919
Bad debt expense (recovery)	14	(14)
Amortization of deferred financing costs	—	36
Amortization of debt discount, net of gain on extinguishment	104	—
Stock-based compensation expense	159	280
Impairment charges	2,175	5
Deferred tax provision	—	54
Changes in assets and liabilities:
Accounts receivable	(268)	(47)
Prepaid expenses and other current assets	168	42
Accounts payable	(34)	36
Accrued expenses and other liabilities	(395)	18
Accrued sales taxes and regulatory fees	(55)	(42)
Net cash provided by (used in) operating activities	(689)	29
Cash flows from investing activities:
Purchases of property and equipment	(222)	(60)
Net cash used in investing activities	(222)	(60)
Cash flows from financing activities:
Principal payments under borrowing arrangements	(1,832)	—
Proceeds from Series C preferred stock issuance, net of expenses of $223	1,527	—
Purchase of treasury stock	(52)	(12)
Net cash used in financing activities	(357)	(12)
Decrease in cash and cash equivalents	(1,268)	(43)
Cash at beginning of period	3,946	1,140
Cash at end of period	$2,678	$1,097

Supplemental disclosures of cash flow information:
Cash paid during the period for interest	$318	$542

Non-cash investing and financing activities:
Accrued preferred stock dividends	$6	$6